[LOGO] North American Senior Floating Rate Fund, Inc.

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The North American Senior Floating Rate Fund (the "Fund"), a newly organized closed-end investment company, will seek to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without an initial sales charge, subject to an Early Withdrawal Charge. CypressTree Asset Management Corporation, Inc. ("CAM") is the Fund's investment adviser. CAM has engaged CypressTree Investment Management Company, Inc. ("CypressTree") as subadviser to manage the investment of the Fund's assets.


In order to provide liquidity to shareholders, the Fund will make monthly Repurchase Offers for a percentage of its outstanding shares, generally expected to be 10%. See "Repurchase Offers" on page 15.

Shares of the Fund involve investment risks, including the possible loss of some or all of the principal investment. The Fund may invest all or substantially all of its assets in securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. See "Risk Factors" on page 11. The Fund may borrow, primarily in connection with the Fund's monthly Repurchase Offers for its shares. See "Repurchase Offers" on page 15, and "Borrowing by the Fund" on page 14.


No market presently exists for the Fund's shares and it is not currently anticipated that a secondary market will develop for the Fund's shares. Fund shares may not be considered to be readily marketable.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus sets forth important information about the Fund that an investor should know before investing, and should be read and retained for future reference. The Fund has filed a Statement of Additional Information for the Fund dated August 6, 1998 with the Securities and Exchange Commission, which is incorporated by reference herein. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund, its distributor, CypressTree Funds Distributors, Inc., at 286 Congress Street, Boston, Massachusetts 02210 ((800) 872-8037). The Statement of Additional Information and other information about the Fund also are available on the Commission's website (http://www.sec.gov).


The Repurchase Request Date will be the last business day of each month. The Repurchase Price will be the Fund's net asset value as determined after the close of business on the Pricing Date, which, under normal circumstances, is expected to be the Repurchase Request Date. The Fund generally will pay repurchase proceeds on the next business day following the Pricing Date, and, in any event, within five business days (or seven calendar days, whichever is shorter) of the Repurchase Request Date. The first Repurchase Request Date is expected to be October 31, 1998.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
================================================================================


                          PRICE TO                            PROCEEDS TO
                          PUBLIC(1)       SALES LOAD(2)          FUND(3)
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
Per Class B Share       $      10.00          None           $      10.00
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Per Class C Share       $      10.00          None           $      10.00
Total                   $100,000,000          None           $100,000,000
================================================================================


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(1) The shares are offered on a best efforts basis at a price equal to a net asset value, which initially is $10.00 per share.

(2) Class B and Class C shares are subject to an Early Withdrawal Charge and asset-based Distribution and Service Fees.
(3) Assuming the sale of all shares registered hereby, and exclusion of approximately $272,500 organizational and initial offering expenses payable by the Fund. These expenses will be amortized over the one year period beginning the date the Fund commences investment operations, and charged against the Fund's income.

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                               TABLE OF CONTENTS
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
Fund Expenses ........................................................     3
Summary ..............................................................     5
The Fund .............................................................     7
Investment Objective .................................................     7
Use of Proceeds ......................................................     7
Investment Policies ..................................................     7
Investments ..........................................................     7
Risk Factors .........................................................    11
Repurchase Offers ....................................................    15
Management of the Fund ...............................................    17
Valuing Fund Shares ..................................................    18
Performance Information ..............................................    19
Multiple Pricing System ..............................................    20
How to Buy Fund Shares ...............................................    21
Shareholder Services .................................................    25
Distributions ........................................................    27
Taxes ................................................................    27
Description of Shares ................................................    28
Reports to Shareholders ..............................................    30
Appendix A--Description of Ratings ...................................    31
Table of Contents of the Statement of Additional Information .........    32

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                                 FUND EXPENSES
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     The following table and Example are intended to assist investors in understanding the direct and indirect expenses applicable to each class of shares of the Fund. Because the Fund does not yet have an operating history, this information is based on estimated fees and expenses for the fiscal year ending December 31, 1998, after expense reimbursement.



SHAREHOLDER TRANSACTION EXPENSES                Class B+              Class C+
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
Sales Charge Imposed on Purchases               None                  None
 of Shares (as a percentage of offering price)
Sales Charge Imposed on Dividend Reinvestment   None                  None
Early Withdrawal Charges                        3% first year         1% first year
 (as a percentage of original purchase price    2.5% second year      0% after first year
 or repurchase price, whichever is lower)       2% third year
                                                1% fourth year
                                                0% after fourth year
Exchange fee                                    None                  None


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets attributable to common shares)(1)
                                                         Class B+   Class C+
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
Management Fee(2)                                        0.85%      0.85%
Interest Payments on Borrowed Funds                      0.00%      0.00%
Service Fee                                              0.25%      0.25%
Distribution Fee (after reimbursement)(3)(4)             0.00%      0.00%
Administration Fee (after reimbursement)(2)(4)           0.00%      0.00%
Other Expenses                                           0.30%      0.30%
                                                         ----       ----
Total Fund Operating Expenses (after reimbursement)(4)   1.40%      1.40%

(1) See "Management of the Fund" for additional information.

(2) The management fee and administration fee are based on a percentage of the Fund's average daily gross assets (gross assets are total assets minus all liabilities except debt).

(3) The Fund pays a distribution fee of 0.50% of average daily net assets.

(4) The Fund's investment adviser has agreed to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.40% of average daily gross assets (gross assets are total assets minus all liabilities except debt). Absent such reimbursement, estimated expenses would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.25%, distribution fee of 0.50%, and other expenses of 0.30%; and total Fund operating expenses of 2.30%. This agreement may be terminated by CAM at any time after December 31, 1999 on thirty (30) days' written notice.

 + The Fund also has Class A Shares, which are not offered to the public. Class B Shares automatically convert into Class A Shares eight years after purchase. Class C Shares automatically convert into Class A Shares ten years after purchase. See "Multiple Pricing System--Conversion Feature." Class A Shares are not subject to any shareholder transaction expenses. The estimated annual Fund operating expenses of Class A Shares are: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of up to 0.25%, and other expenses of 0.30%, and total annual expenses of 1.40%. This reflects reimbursement of the 0.40% administration fee pursuant to CAM's agreement to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.40% of average daily gross assets. See note 4, above. Absent this reimbursement, total Fund operating expenses of Class A shares would be 1.80%.

The amounts set forth under the caption "Shareholder Transaction Expenses" are the maximum sales charges applicable to purchases of Fund shares. Because a portion of the service fees payable by each class of shares may be considered an asset-based sales charge, long-term shareholders in each class of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). See "How to Buy Fund Shares."

EXAMPLE
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An investor would pay the following expenses on a $1,000 investment, assuming a
5% annual return.


                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                           --------   ---------   ---------   ---------
Class B Shares .........      $45        $67         $82         $179
Class C Shares .........      $25        $47         $82         $179

     Federal regulations require the Example to assume a 5% annual return, but actual return will vary. The Example assumes reinvestment of all dividends and distributions at net asset value and repurchase at the end of each period. The Example assumes that the fee waivers and reimbursements referred to under "Fund Expenses" are in effect.

     The Example should not be considered a representation of past or future expenses because future expenses may be greater or less than those shown.

     Actual expenses may be higher or lower than the amounts shown in the Fee Table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example. Moreover, while the Example assumes a 5% annual return, performance will vary and may result in a return greater or less than 5%. The Example should not be considered a representation of past or future expenses because future expenses may be greater or less than those shown.

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                                    SUMMARY
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Investment Objective


     The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other senior secured floating rate debt obligations ("Loans"). See "Investment Objective" on page 7.



The Loans

     The Fund will invest primarily in Loans, which are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate ("LIBOR") for 90-day dollar deposits. The Loans are secured and generally hold the most senior position in the borrower's capitalization structure. In selecting Loans, the Fund will employ credit standards established by CypressTree.


     Under normal market conditions, the Fund will invest at least 80% of its total assets in Loans. Up to 20% of the Fund's total assets may be held in cash, invested in investment grade short-term debt and medium term obligations, and invested in unsecured senior floating rate loans. There is no assurance that the Fund's objective will be achieved. See "Investment Policies" on page 7.



Repurchase Offers

     The Fund is a closed-end investment company and, as such, does not redeem its shares. It is not anticipated that a secondary market for Fund shares will develop. In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will conduct monthly offers to repurchase at net asset value a percentage of its outstanding shares, which is generally expected to be 10%. If a Repurchase Offer is oversubscribed, the Fund will repurchase shares pro rata, and may repurchase up to an additional 2% of outstanding shares during any three-month period.


     The "Repurchase Request Date" will be the last business day of each month. The Repurchase Price will be the Fund's net asset value as determined after the close of business on the Pricing Date, which, under normal circumstances, is expected to be the Repurchase Request Date. The Fund expects to distribute payment on the next business day; in any event, the Fund will pay repurchase proceeds no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date (the "Repurchase Payment Deadline"). Shareholders will be sent notification of each upcoming Repurchase Offer 7 to 14 days before the next Repurchase Request Date. See "Repurchase Offers" on page 15.



Investment Management


     CAM is the Fund's investment adviser. CypressTree, as subadviser to the Fund, is responsible for managing the investment and reinvestment of the Fund's assets. See "Management of the Fund" on page 17.

     CypressTree was founded in 1996 by Bradford K. Gallagher and Jeffrey S. Garner as the nation's first independent investment advisory firm specializing in the loan asset class. Mr. Garner was, prior to the establishment of CypressTree, the portfolio manager for the Eaton Vance Senior Debt Portfolio and its predecessor fund, Eaton Vance Prime Rate Reserves, since its inception in 1989. CypressTree currently has approximately $2.12 billion in assets under management. See "Management of the Fund--Portfolio Manager."



Risk Factors

     The Fund's net asset value is expected to be relatively stable during normal market conditions because the Fund's assets will consist primarily of floating rate Loans and short-term instruments. Nevertheless, there are circumstances that could cause a decline in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate. As a newly organized entity, the Fund has no operating history.


     Investments in Loans involve certain risks, including, among others, risks of nonpayment of principal and interest; collateral impairment; nondiversification and borrower industry concentration; and lack of full liquidity, which may impair the Fund's ability to obtain full value for Loans sold. In addition, shareholders' ability to liquidate their investments will be subject to the limits on monthly Repurchase Offers. See "Risk Factors" on page 11.

     The Fund may invest all or substantially all of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities. Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest. It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.


How to Buy Fund Shares

     Shares are offered continuously for sale through securities dealers and banks that have executed an agreement (a "Dealer Agreement") with CypressTree Funds Distributors, Inc. (the "Distributor"), the distributor of the Fund's shares. Certain states require that purchases of shares of the Fund be made only through a broker-dealer registered in the state.


     An initial investment in the Fund must be at least $5,000, and additional investments must be at least $500. There is a $100 minimum initial and $50 additional investment requirement for purchases in connection with tax-sheltered retirement accounts. The Fund reserves the right to waive any minimum investment requirements and to refuse any order for the purchase of shares. See "How to Buy Fund Shares" on page 21.



Classes of Shares

     The Fund offers two classes of shares ("Class B" shares and "Class C" shares) to the general public, with each class having a different sales charge structure (the "Multiple Pricing System"). Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See "Multiple Pricing System."

     Class B shares. Class B shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the repurchase price of the shares repurchased. Class B shares are also subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of their respective average annual net assets.

     Class C shares. Class C shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 1% during the first year after purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the repurchase price of shares repurchased. Class C shares are subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of their respective average annual net assets.

     For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see "Multiple Pricing System--Factors for Consideration."

     Automatic Conversion. The Fund also has Class A Shares, which are not offered to the public. Class B shares will automatically convert to Class A Shares of the Fund eight years after purchase. Class C shares will automatically convert to Class A Shares of the Fund ten years after purchase. Class A Shares are subject to a service fee of up to 0.25% of average annual net assets. See "Multiple Pricing System--Conversion Feature."

     This Summary is not complete and is qualified in its entirety by reference to the more detailed information included elsewhere in the Fund's Prospectus and in the Fund's Statement of Additional Information. Investors should read this Summary in conjunction with the more detailed information included elsewhere.

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                                   THE FUND
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     The Fund is a newly organized closed-end, non-diversified management investment company that continuously offers its shares to the public. The Fund's principal office is located at 125 High Street, Boston, Massachusetts 02110, and its telephone number is (617) 946-0600.

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                             INVESTMENT OBJECTIVE
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     The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations ("Loans"). There is no assurance that the Fund's objective will be achieved.

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                                USE OF PROCEEDS
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     The Fund will invest net proceeds of this offering, after payment of organizational and offering expenses by the Fund, in accordance with the Fund's investment objective and policies within approximately six months after the commencement of this offering. The precise time frame for these investments will depend on the availability of Loans and other relevant conditions. Pending such investment, the Fund will invest the net proceeds of this offering in investment grade short-term or medium-term debt obligations.

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                              INVESTMENT POLICIES
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     Under normal market conditions, the Fund will invest at least 80% of its total assets in Loans (i.e., senior secured floating rate loans and other institutionally traded secured floating rate debt obligations). The Fund may invest up to 20% of the Fund's total assets in cash, in investment grade short-term and medium-term debt obligations, or in senior unsecured floating rate loans ("Unsecured Loans").

     Loans consist generally of direct obligations of companies (collectively, "Borrowers"), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower's business, internally or externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

     In selecting Loans, the Fund will employ credit standards established by CypressTree. The Fund will purchase Loans only if, in the judgment of CypressTree, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of CypressTree, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower's capitalization structure. A Borrower must also meet other criteria established by CypressTree and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

     The Fund's primary consideration in selecting Loans for investment by the Fund is the Borrower's creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, CypressTree will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower's industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. CypressTree will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. CypressTree will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund's investment criteria at acceptable prices.

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                                  INVESTMENTS
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Loans

     Characteristics of Loans
     Each Loan will be secured by collateral that CypressTree believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

     The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average credit exposure is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower's financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund's performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund's yield.

     The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London InterBank Offered Rate ("LIBOR") for 90-day dollar deposits, the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

     The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with longer interest rate reset period may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

     The yield on a Loan primarily will depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.


     Agents and Intermediate Participants

     Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the "Loan Agreement"). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

     In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

     In the event that an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent's appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if assets held by the Agent for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

     The Fund's investment in a Loan may take the form of a "Participation." Lenders may sell Loans to third parties called "Participants." Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual rela-tionship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as "Intermediate Participants."

     In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

     CypressTree also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-3 or better by S&P or P-3 or better by Moody's; or (c) determined by CypressTree to be of comparable quality).

     Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, CypressTree will consider making investments in these Loans, consistent with the Fund's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.


     Discount Loans

     The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans ("Discount Loans"). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when CypressTree believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan's face value or the Borrower is not wholly successful in resolving its credit problems.


     Other Information About Loans

     A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

     The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down to loan additional funds under the terms of the credit facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its Custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

     The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

     From time to time CypressTree or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

Unsecured Loans and Short-Term and Medium-Term Obligations

     Up to 20% of the Fund's total assets may be held in cash or invested in short-term or medium-term debt obligations or in Unsecured Loans. The Fund will invest only in Unsecured Loans that CypressTree determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that CypressTree believes exceed the amount of the Unsecured Loan at the time of purchase.

     The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by CypressTree to be of comparable quality). For a definition of the ratings assigned to instruments, see Appendix A. Pending investment of the proceeds of Fund sales, or when CypressTree believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund's total assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.


Foreign Investments

     The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated "A3" or better by Moody's and "A-" or better by S&P or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by CypressTree for U.S. Borrowers, and no more than 25% of the Fund's net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.


Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, CypressTree must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Other Investments

     The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund's purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower's debt restructuring or reorganization, or if the acquisition, in the judgment of CypressTree, may enhance the value of a Loan or otherwise would be consistent with the Fund's investment policies.


Fundamental Investment Restrictions And Policies

     The Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). There is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Fund's Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Fund's Board of Directors without obtaining the approval of the Fund's shareholders.

--------------------------------------------------------------------------------
                                 RISK FACTORS
--------------------------------------------------------------------------------
     CypressTree expects that, because the Fund's assets will consist primarily of Loans which are floating rate instruments, and short-term instruments, the Fund's net asset value will be relatively stable during normal market conditions. The value of the Fund's assets may fluctuate significantly less with changes in interest rates than a portfolio of fixed-rate obligations. However, a number of factors may cause a decline in the Fund's net asset value, including a default in a Loan, a material deterioration of a Borrower's perceived or actual creditworthiness, or a sudden and extreme increase in prevailing interest rates. These and other risks of investing in the Fund are described below. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value. As a newly organized entity, the Fund has no operating history. The Fund is not a money market fund and its net asset value will fluctuate.


Credit Risk

     Under normal conditions, the Fund will invest at least 80% of its assets in Loans. These investments are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Loan may adversely affect the Fund's income or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the Fund's shares. The Fund's ability to receive payment of principal of and interest on a Loan also depends on the creditworthiness of any institution interposed between the Fund and the Borrower. To reduce credit risk, CypressTree actively manages the Fund as described above.

     Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest. It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.

     Although the Fund generally will invest in Loans holding the most senior position in a Borrower's capitalization structure, the capitalization of many Borrowers will include non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under its subordinated debt obligations. These difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

     The Fund may acquire Loans designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations, or may invest in Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

Collateral Impairment

     A Loan will be secured unless (a) the value of the collateral declines below the amount of the Loan, (b) the Fund's security interest in the collateral is invalidated for any reason by a court, or (c) the collateral is partially or fully released under the terms of the Loan Agreement as the creditworthiness of the Borrower improves. There is no assurance that liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to the Borrower's financial statements, an independent appraisal performed at the request of the Agent at the time the Loan was initially made, the market value of the collateral (e.g., cash or securities) if it is readily ascertainable, and/or by other customary valuation techniques that CypressTree considers appropriate. Collateral generally is valued on the basis of the Borrower's status as a going concern and this valuation may exceed the collateral's immediate liquidation value.

     Collateral may include (a) working capital assets, such as accounts receivable and inventory, (b) tangible fixed assets, such as real property, buildings and equipment, (c) intangible assets, such as licenses, trademarks and patent rights (but excluding goodwill), and (d) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to become undercollateralized or unsecured. Most credit agreements contain no formal requirement to pledge additional collateral. In the case of Loans made to non-public companies, the Borrower's shareholders or owners may provide additional credit support in the form of fully secured guarantees and/or security interests in assets that they own. The Fund may invest in Loans (a) guaranteed by such shareholders or owners (provided that the guarantees are fully secured), or (b) fully secured by assets of such shareholders or owners; even if the Loans are not otherwise collateralized by the assets of the Borrower.

     If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the Loan collateral or may subordinate the Fund's rights under the Loan to the interests of the Borrower's unsecured creditors. For example, a court could base this action on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Loans made in connection with a highly leveraged transaction, the consideration received in exchange for granting a security interest may be deemed inadequate if the Loan proceeds were not received or retained by the Borrower, but instead were paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in Loan collateral. If the Fund's security interest in Loan collateral is invalidated or if the Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

     There may be temporary periods when a Borrower's principal asset is the stock of a related company, which may not legally be pledged to secure a Loan. In this event, the Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets which will be pledged as security for the Loan. However, the Borrower's ability to dispose of these securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Loans.


Investments in Lower Quality Securities

     The Fund may invest all or substantially all of its assets in Loans or other securities that are rated below investment grade by Moody's Investors Service, comparably rated by another nationally recognized statistical rating organization, or, if unrated, deemed by CypressTree to be of equivalent quality. Debt rated Baa or higher by Moody's is considered to be investment grade. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated Ba or B by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. While lower-quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba and lower are the equivalent of high-yield, high-risk bonds, commonly known as "junk bonds," and involve a high degree of risk. CypressTree does not expect to invest in any securities rated lower than B3 at the time of investment. See "Appendix A--Description of Ratings" for a full description of Moody's long-term debt ratings. In the event of a downgrade in a Loan, CypressTree will consider whether to dispose of that Loan.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher-quality securities. During an economic downturn or a sustained period of rising interest rates, issuers of lower-quality debt securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.


Non-Diversification and Industry Concentration

     The Fund is classified as a "non-diversified" investment company within the meaning of the 1940 Act. Accordingly, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in a single issue. However, the Fund is required to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" in the Statement of Additional Information for a description of these requirements.

     To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Fund's investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a diversified investment company. It is the Fund's current intention not to invest more than 10% of its total assets in Loans of any single Borrower. The Fund may acquire Loans made to Borrowers in any industry. The Fund will not concentrate its investments in any one industry with respect to Borrowers or interpositioned persons that the Fund determines to be issuers for the purpose of this policy. See "Investment Restrictions" in the Statement of Additional Information. However, because the Fund may regard the issuer of a Loan as including the Agent and any Intermediate Participant as well as the Borrower, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions.

     Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which these institutions may make and the interest rates and fees which these institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.


Illiquid Instruments

     Not all Loans are readily marketable at present. Loans may be subject to legal and contractual restrictions on resale. Although Loans are traded among certain financial institutions, some of the Loans that the Fund acquires do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. The Fund's ability to dispose of a Loan may be reduced to the extent that there has been a perceived or actual deterioration in the creditworthiness of an individual Borrower or the creditworthiness of Borrowers in general, or by events that reduce the level of confidence in the market for Loans. This may affect the Fund's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. As the market for Loans becomes more seasoned, liquidity should improve.

     The Fund has no limitation on the amount of its investments that cannot be readily marketable or subject to restrictions on resale, except to the extent required to allow the Fund to make its monthly Repurchase Offers (generally expected to be 10% of outstanding shares). The Board of Directors has adopted written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with the liquidity requirements for making monthly Repurchase Offers. In the event that the Fund's assets fail to comply with these requirements, the Board will cause the Fund to take such action as the Board deems appropriate to ensure compliance. See "Repurchase Offers."


Borrowing By The Fund

     The Fund may borrow money in amounts up to 33-1/3% of the value of its total assets to finance Repurchase Offers, for temporary, extraordinary or emergency purposes, or, while the Fund does not have any current intention of doing so, for the purpose of financing additional investments. The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. The Fund may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the associated costs, including debt service and dividend obligations. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's shareholders will be adversely affected.

     Capital raised through borrowing will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on its common shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's common shares create an opportunity for greater income per common share, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. These risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund may enter into an agreement with a financial institution providing for an unsecured, discretionary credit facility (the "Facility"), the proceeds of which may be used to finance, in part, Repurchases. The Facility will provide for the borrowing by the Fund of up to the lesser of $100,000,000 or 33-1/3% of the Fund's total assets, on an unsecured, uncommitted basis. Loans made under the Facility will bear interest at a floating rate, such as LIBOR, to be selected at the Fund's option.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

     The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a borrowing strategy depends on CypressTree's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     Any indebtedness issued by the Fund or borrowing by the Fund either (a) will mature by the next Repurchase Request Date (as defined below under "Repurchase Offers") or (b) will provide for its redemption, call, or repayment by the Fund by the next Repurchase Request Date without penalty or premium, as necessary to permit the Fund to repurchase shares in the amount set by the Board of Directors in compliance with the asset coverage requirements of the 1940 Act.

--------------------------------------------------------------------------------
                               REPURCHASE OFFERS
--------------------------------------------------------------------------------
     In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage of outstanding shares at net asset value ("Repurchase Offers"). For this purpose, Class A, Class B, and Class C shares are considered as a single class. Repurchase Offers will commence within two months of the date of this prospectus. Because the Fund is a closed-end fund, shareholders will not be able to redeem their shares on a daily basis.

     As explained in more detail below, the "Repurchase Request Date" will be the last business day of each month. Under normal circumstances, it is expected that the Fund will determine the net asset value applicable to repurchases on that date. The Fund expects to distribute payment on the next business day, and will distribute payment on or before the Repurchase Payment Deadline, which is no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date. Shareholders will be sent notification of the next Repurchase Offer 7 to 14 days prior to the next Repurchase Request Date. It is unlikely that a secondary market for the Fund's shares will develop, and the Distributor will not engage in any efforts to develop a secondary market.


Repurchase Amount

     Each month, the Fund's Board of Directors will determine the percentage of shares to be repurchased ("Repurchase Amount"). The Repurchase Amount is expected generally to be 10%, but may vary between 5% and 25%, of shares outstanding on the Repurchase Request Date. Currently, the Fund is subject to an undertaking that the Repurchase Amount will not exceed 10%.

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. In other words, if, in the aggregate, only one share is tendered in a given month, the Fund must repurchase it. However, there is a maximum Repurchase Amount, so shareholders should be aware of the risk that the Fund may not be able to repurchase all shares tendered in any given month. See "Oversubscribed Repurchase Offers; Pro Rata Allocation."


Repurchase Requests

     Shareholders will be sent a Notification of Repurchase Offer
("Notification") 7 to 14 days before the next Repurchase Request Date. The Notification will provide information about the Repurchase Offer, including the Repurchase Amount, the Repurchase Request Date, and the means by which shareholders may obtain the Fund's net asset value.

     Shareholders who wish to tender shares for repurchase must notify the Fund or their Authorized Intermediary on or before the Repurchase Request Date in a manner designated by the Fund. THE REPURCHASE REQUEST DATE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. Shareholders and Authorized Intermediaries that fail to submit Repurchase Requests in good order by this deadline will be unable to liquidate shares until a subsequent repurchase offer.

     A shareholder may tender all or a portion of his or her holdings (although the Fund may not be able to repurchase the shareholder's entire tender if aggregate tenders exceed the Repurchase Amount (as discussed further below)). A shareholder may withdraw or change a Repurchase Request at any point before the Repurchase Request Date, but not after that date.


Determination of Repurchase Price

     The Fund will establish the Repurchase Price at a share's net asset value as determined after the close of business on the Pricing Date. Under normal circumstances, it is expected that the Pricing Date generally will be the Repurchase Request Date. In no event will the Pricing Date be more than three business days after the Repurchase Request Date. The Fund will compute net asset value daily (as described under "Valuing Fund Shares"), and shareholders may obtain daily net asset value by calling 800-872-8037.

     The Fund does not presently intend to deduct any repurchase fees from this amount (other than any applicable Early Withdrawal Charge). However, in the future, the Board of Directors may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will never exceed two percent of the proceeds of the repurchase and will be charged to all repurchased shares on a pro rata basis. It should be noted that the Board may implement repurchase fees without a shareholder vote.


Payment

     The Fund expects to distribute payment on the next business day after the Pricing Date; in any event, the Fund will pay repurchase proceeds no later than the Repurchase Payment Deadline, which is five business days (or seven calendar days, whichever is shorter) after the Pricing Date. Repurchase proceeds will be paid by wire transfer or check.

Early Withdrawal Charge

     Class B Shares are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. Class C Shares are subject to an Early Withdrawal Charge of 1% during the first year after purchase.


Oversubscribed Repurchase Offers; Pro Rata Allocation

     In any given month, shareholders may tender a number of shares that exceeds the Repurchase Offer Amount (this prospectus refers to this situation as an "Oversubscribed Repurchase Offer"). In the event of an Oversubscribed Repurchase Offer, the Fund may repurchase additional shares in excess of 10% but only up to a maximum aggregate of two percent of the shares outstanding for any three consecutive Repurchase Offers ("Additional Repurchase Amount").

     For example, if in Month 1 the Fund offers to repurchase 10% of shares then outstanding, and shareholders tender 11%, the Fund could determine to repurchase the extra 1% of shares then outstanding. In that event, over the next two repurchase offers, the Fund only would be able to repurchase an aggregate of 1% of shares outstanding pursuant to an Oversubscribed Repurchase Offer. If the Fund determines not to repurchase the Additional Repurchase Amount, or if shareholders tender an amount exceeding the Repurchase Offer Amount plus the Additional Repurchase Amount, the Fund will repurchase the shares tendered on a pro rata basis.

     In the event of an Oversubscribed Repurchase Offer, shareholders may be unable to liquidate some or all of their investment during that monthly Repurchase Offer. A shareholder may have to wait until a later month to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period.


Adoption of Repurchase Policy

     The Board has adopted a resolution setting forth the Fund's fundamental policy to conduct Repurchase Offers ("Repurchase Policy"). The Repurchase Policy may be changed only by a majority vote of the Fund's outstanding voting securities. The Repurchase Policy states that the Fund will make monthly Repurchase Offers, that the Repurchase Date will be the last business day of the month, and that the Pricing Date will be no later than three business days after the Repurchase Request Date. Under the Repurchase Policy, the Repurchase Amount may be from 5% to the 25% of the Fund's shares outstanding on the Repurchase Request Date. The Fund's undertaking to limit the Repurchase Amount to 10% is not part of the Repurchase Policy and may be changed without a shareholder vote. The Fund also may offer to repurchase its shares on a discretionary basis, not pursuant to its fundamental policy, not more frequently than once every two years.


Liquidity Requirements

     The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. The Fund will ensure that a percentage of its net assets equal to at least 100 percent of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Date and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

     The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

     The Fund intends to satisfy the liquidity requirements with cash on hand, cash raised through borrowings, and Loans. There is some risk that the need to sell Loans to fund Repurchase Offers may affect the market for those Loans. In turn, this could diminish the Fund's net asset value.


Suspension or Postponement of a Repurchase Offer

     The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Directors, including a majority of the independent Directors. These circumstances are limited and include the following:

   (a) if the Repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

   (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

   (c) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

   (d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association (e.g., Nasdaq) and the Repurchase would cause the shares to lose that status; or

   (e) during any period in which any market on which the shares are principally traded is closed, or during any period in which trading on the market is restricted.


Consequences of Repurchase Offers

     Although the Board believes that Repurchase Offers generally will be beneficial to the Fund's shareholders, repurchases will decrease the Fund's total assets and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance repurchases, interest on that borrowing may reduce the Fund's net investment income. The Fund intends to offer new shares continuously, which may alleviate these potential consequences, although there is no assurance that the Fund will be able to secure new investments.

     Repurchase Offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic Repurchase Offers at net asset value may not alleviate such a discount.

     In addition, the repurchase of shares by the Fund will be a taxable event to Shareholders. See "Distributions and Taxes" for further information.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
     The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the Fund's day-to-day operations.


Advisory Arrangements

     CAM is the investment adviser for the Fund. CAM was formed in 1996, together with CypressTree Funds Distributors, Inc. ("Distributors"), to advise and distribute mutual funds through broker-dealers, banks and other intermediaries. CAM and Distributors are wholly-owned subsidiaries of CypressTree Investments, Inc., an affiliate of Cypress Holding Company, Inc., which is controlled by its management and Berkshire Fund IV, L.P., a leveraged buyout firm. The address of CAM is 125 High Street, Boston, Massachusetts 02110, and the address of Distributors is 286 Congress Street, Boston, Massachusetts 02210. CAM serves as investment adviser to the North American Funds, an open-end series fund with 15 separate investment portfolios managed by ten different subadvisers, with approximately $1 billion in aggregate assets. CAM also serves as investment adviser to another recently organized closed-end fund investing in Loans.

     Pursuant to its advisory agreement with the Fund (the "Advisory Agreement"), CAM oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. CAM monitors the compliance of the subadviser with the investment objectives and related policies of the Fund, reviews the performance of the subadviser, and reports periodically on such performance to the Board of Directors. CAM permits its directors, officers and employees to serve as directors or officers of the Fund, without cost to the Fund.

     As compensation for its services, CAM receives from the Fund an annual fee paid monthly equal to the following percentage of average daily gross assets, depending on the size of the Fund: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets of between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.

     CAM has agreed to waive a portion of its advisory fee or reimburse the Fund in order to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.40% of average daily gross assets. This agreement may be terminated by CAM at any time after December 31, 1999 on thirty (30) days' written notice.

     CypressTree has been retained by CAM as the subadviser to the Fund to manage the investment and reinvestment of the Fund's assets. CAM also has retained CypressTree to serve as investment subadviser to another closed-end fund investing in Loans with approximately $4.1 million in assets. CypressTree was founded in 1996 as the nation's first independent investment advisory firm specializing in the loan asset class and currently has $2.12 billion in assets under management. CypressTree is a wholly-owned subsidiary of Cypress Holding Company, Inc.


     Pursuant to a subadvisory agreement between CAM and CypressTree (the "Subadvisory Agreement"), CypressTree selects the investments made by the Fund and establishes and applies credit standards applicable to the Fund's investments in Loans. See "Investment Policies." As compensation for its services as subadviser, CypressTree receives from CAM an annual fee paid monthly equal to the following percentage of average daily gross assets, based on the size of the Fund: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. Average daily assets are computed as described above. The fee to CypressTree is paid by CAM and is not an additional charge to the Fund or its shareholders. For further information, see "Advisory, Administration and Distribution Services" in the Statement of Additional Information.


Portfolio Manager

     Jeffrey S. Garner, age 41, has been employed as Chief Investment Officer of CypressTree since 1996, and is an Executive Vice President of the Fund. As Chief Investment Officer, Mr. Garner is responsible for the overall supervision of CypressTree's investment management of the Fund. From 1989 to 1996, Mr. Garner was a Vice President of Eaton Vance Management, where he served as the portfolio manager for the Senior Debt Portfolio managed by Eaton Vance (the "master" fund for Eaton Vance Prime Rate Reserves, EV Classic Senior Floating-Rate Fund, and the EV Medallion Senior Floating-Rate Funds) (the "Eaton Vance Senior Debt Portfolio").

     Peter K. Merrill, age 37, is a Vice President and the Portfolio Manager of the Fund, and is a Vice President of CypressTree. Mr. Merrill joined CypressTree in June 1997. Previously, from 1988, Mr. Merrill held a variety of positions with BankBoston Corporation, specializing in high yield portfolio management and leveraged bank loans.


Administration Agreement

     CAM will act as the Fund's Administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, CAM is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. CAM reserves the right to delegate all or a part of its obligations under the Administration Agreement to a third party. Any delegation of administrative duties will not affect the administration fee paid by the Fund.

     Services provided by the Administrator include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings, providing services in connection with Repurchase Offers, and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays CAM an annual fee paid monthly equal to 0.40% annually of the average daily gross assets of the Fund as compensation under the Administration Agreement. In calculating the Fund's average daily gross assets, all liabilities are deducted from total assets, except the principal amount of any indebtedness for money borrowed, including debt securities that the Fund has issued.


Fund Costs and Expenses

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by CAM under the Advisory Agreement or the Administration Agreement, or by Distributors under its Distribution Agreement. See "Advisory, Administration and Distribution Services" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                              VALUING FUND SHARES
--------------------------------------------------------------------------------
     The Fund values its shares once on each day the New York Stock Exchange ("NYSE") is open for trading as of close of regular trading on the exchange. The Fund is informed that, as of the date of this prospectus, the NYSE observes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's net asset value per share is determined by State Street Bank & Trust Company (as agent for the Fund) in the manner authorized by the Fund's Board of Directors. State Street Bank & Trust Company also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund's assets. The Custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

     In determining the net asset value of a share of the Fund, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities

(including accrued expenses) is divided by the total number of shares of the Fund outstanding at that time. Expenses, including the fees payable to CAM, are accrued daily.

     Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in the opinion of CypressTree and for which CypressTree can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked price in the market.

     Loans for which an active secondary market does not exist to a reliable degree in the opinion of CypressTree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CypressTree will consider, among other factors, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

     Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Positions in options are valued at the last sale price on the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, or liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
     The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

     The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

     On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal, (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable Cds, usually on amounts of $1 million or more, (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (e) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (f) yield data published by Lipper Analytical Services, Inc., (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (h) the yield on an index comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

     Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.

     All dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculation of total return, current yield and effective yield does not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

     Finally, the Fund may include information on the history of the Fund's net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representation of what an investor's yield or total return may be in the future.

--------------------------------------------------------------------------------
                            MULTIPLE PRICING SYSTEM
--------------------------------------------------------------------------------
     The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

     Class B Shares. Class B shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. See "Multiple Pricing System--Early Withdrawal Charge." In addition, Class B shares are subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of average annual net assets. See "How to Buy Fund Shares--Class B Shares" and "--Distribution Expenses." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Multiple Pricing System --Conversion Feature."

     Class C Shares. Class C shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 1% during the first year after purchase. See "Multiple Pricing System--Early Withdrawal Charge." Class C shares are subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of average annual net assets. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Multiple Pricing System--Conversion Feature. The higher ongoing distribution fees payable by Class C shares as a result of the longer time period to conversion to Class A shares could cause the Class C shares to have an overall higher expense ratio and to pay lower dividends than Class B shares. See "How to Buy Fund Shares--Class C Shares" and "--Distribution Expenses."

     Class A Shares. Class A shares are available only upon conversion of Class B and Class C shares. See "Multiple Pricing System--Conversion Feature." Class A shares are subject to a service fee of up to 0.25% of average annual net assets.

     Conversion Feature. Class B shares and Class C shares will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and after that date will no longer be subject to the distribution fee. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B and Class C shares from most of the burden of distribution-related expenses at such time as the shares have been outstanding for a duration sufficient for Distributors to have been substantially compensated for distribution-related expenses incurred in connection with those shares.

     For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

     The conversion of Class B and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that such conversion will not constitute a taxable event for federal tax purposes. The conversion of Class B and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and those shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

     Factors for Consideration. The Fund's Multiple Pricing System is designed to provide investors with the option of choosing the class of shares best suited to their individual circumstances and objectives. To assist investors in evaluating the costs and benefits of purchasing shares of each class, the information provided above under the captions "Fee Table" and "Example" sets forth the charges applicable to each class and illustrates an example of a hypothetical investment in each class of shares of the Fund.


     There are important distinctions among the classes of shares that investors should understand and evaluate in comparing the options offered by the Multiple Pricing System. Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a lower Early Withdrawal Charge and an Early Withdrawal Charge for a shorter period of time (one year as opposed to three years) than Class B shares. Class B shares convert to Class A shares in a shorter time frame than do Class C shares. Class A shares are not subject to the distribution fee applicable to Class B and Class C shares, and, accordingly, may pay correspondingly higher dividends per share. However, as long as the current fee waivers and reimbursements are in effect, all classes may have the same aggregate expense ratios.


     In light of these distinctions among the classes of shares, investors should weigh such factors as (a) whether, at the time of purchase, they anticipate being subject to an Early Withdrawal Charge upon repurchase and (b) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class that are attributable to the accumulated distribution and service fees (and any applicable Early Withdrawal Charge) payable with respect to Class B or Class C shares before their conversion to Class A shares. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

     The distribution and shareholder service expenses incurred by Distributors in connection with the sale of shares will be paid from the ongoing distribution and service fees and from the proceeds of the Early Withdrawal Charges. Sales personnel of broker-dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. Investors should understand that Early Withdrawal Charges and ongoing distribution and service fees are all intended to compensate the Distributor for distribution services. See "How to Buy Fund Shares--Distribution Expenses."

     Dividends paid by the Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. See "Distributions."

     The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

--------------------------------------------------------------------------------
                            HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
Introduction

     The Fund offers two classes of shares to the general public, sold without a front-end sales charge, but subject to an Early Withdrawal Charge. See "Multiple Pricing System" for a discussion of factors to consider in selecting which class of shares to purchase.

     Shares are offered continuously for sale through securities dealers and banks that have executed an agreement (a "Dealer Agreement") with CypressTree Funds Distributors, Inc. ("Distributors"). Certain states require that purchases of shares of the Fund be made only through a broker-dealer registered in the state.

     The initial purchase of any class of shares must be at least $5,000. The minimum for subsequent investments is $500. There is a $100 minimum initial and a $50 subsequent investment requirement for purchases made in connection with tax-sheltered retirement accounts.

     When purchasing shares, investors must specify whether the purchase is for Class B or Class C shares.


General Methods of Purchasing Shares

     1. By Mail. To make an initial account purchase, mail a check made payable in U.S. dollars to "North American Funds" with a completed New Account Application (copy enclosed with this Prospectus) to:

        North American Funds
        P.O. Box 8505
        Boston, MA 02266-8505

     Third party checks payable to an existing shareholder of the Fund who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund will be accepted.

     To make a purchase of shares to an existing North American Funds account, please note your account number on the check and forward it with an account investment slip to the above address.

     Note: To establish certain tax deferred retirement plan accounts, such as IRAs, you will be required to complete a separate application which may be obtained from Distributors or a securities dealer who has a Dealer Agreement with Distributors. See "Considerations for Retirement Plan Investors."

     2. By Federal Funds Wire. Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, please contact the Customer Service Department at (800) 872-8037.

     3. Through a Securities Dealer. You may purchase shares by contacting a securities dealer who has a Dealer Agreement with Distributors.

     Orders will be assigned the next closing price after receipt of the order.


Exchange Privileges

     Shareholders of the Fund are offered certain exchange privileges with shares of beneficial interest of the Portfolios of the North American Funds, an open-end management investment company for which CAM serves as the advisor. A prospectus describing the North American Funds and the various Portfolios can be obtained from Distributors.


     Exchange of Fund Shares for North American Fund Shares
Shareholders of the Fund whose shares are repurchased in a monthly repurchase offer may exchange those shares for shares of the same class of certain Portfolios of the North American Funds. Exchanges will be at relative net asset value, without the imposition of any front end sales charge.

No early withdrawal charge will be imposed on shares of the Fund making such an exchange. However, Class B and Class C shareholders will be subject to a contingent deferred sales charge ("CDSC") on any North American Funds shares acquired equivalent to the Early Withdrawal Charge on the Fund shares exchanged. Thus shares of the North American Funds may be subject to a CDSC upon a subsequent redemption from the North American Funds. The time of purchase for computing the CDSC period will be deemed the time of the initial purchase of Fund shares. The CDSC or Early Withdrawal Period will be tolled for any period of time shares are held in the North American Funds Money Market Fund.


     Exchange of North American Fund Shares for Fund Shares
Shareholders of the North American Funds will have such privilege of exchanging their shares for shares of the Fund as is described in the North American Funds Prospectus. Generally, shareholders of a class of the North American Funds may exchange their shares for shares of the same class of the Fund, at relative net asset value and without imposition of any front end sales charge. These shareholders will become subject to an Early Withdrawal Charge on Fund shares equivalent to the CDSC applicable to the particular class exchanged, and will be deemed to have purchased Fund shares at the time of the initial purchase of North American Fund shares. The CDSC or Early Withdrawal Period will be tolled for any period of time shares are held in the North American Funds Money Market Fund.

     General Information
Exchanges are generally regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed those sales charges waived in connection with the exchange). See "Taxation." Exchanges are free and unlimited in number and will occur on the same day as requested with respect to Exchanges into the Fund, and on the Repurchase Payment Date with respect to Exchanges out of the Fund. The terms of the foregoing exchange privilege are subject to change and the privileges may be terminated at any time. The exchange privilege is only available where the exchange may be legally made.

     By mail--an exchange will be honored by written letter request to the Fund if signed by all registered owners of the account.

     By Telephone--all accounts are eligible for the telephone exchange privilege.

Share Price

     Class B Shares. Class B shares are offered for sale at net asset value without a front-end sales charge. Class B shares repurchased within three years of purchase are subject to an Early Withdrawal Charge at the rates set forth in the table below. See "How to Buy Fund Shares--Early Withdrawal Charge."


First Year ................       3.0%
Second Year ...............       2.5%
Third Year ................       2.0%
Fourth Year ...............       1.0%
After Fourth Year .........       0.0%

     The Early Withdrawal Charge may be waived on certain repurchases of shares. See "How to Buy Fund Shares--Waiver of Early Withdrawal Charge."

     Class C Shares. Class C shares are offered for sale at net asset value without a front-end sales charge. Class C shares are subject to an Early Withdrawal Charge of 1% during the first year after purchase. See "How to Buy Fund Shares--Early Withdrawal Charge."

     The Early Withdrawal Charge may be waived on certain repurchases of shares. See "How to Buy Fund Shares--Waiver of Early Withdrawal Charge."


Early Withdrawal Charge

     The Early Withdrawal Charge is assessed on an amount equal to the lesser of the net asset value at repurchase or the initial purchase price of the shares being repurchased. Solely for purposes of determining the amount of time from the purchase of shares until repurchase, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.


     In determining the amount of the Early Withdrawal Charge that may be applicable to a repurchase, any shares in the shareholder's account that may be repurchased without charge will be assumed to be repurchased before those subject to a charge. In addition, if the Early Withdrawal Charge is determined to be applicable to repurchased shares, it will be assumed that shares held for the longest duration are repurchased first. No Early Withdrawal Charge is imposed on (a) amounts representing increases in the net asset value per share; or (b) shares acquired through reinvestment of income dividends or capital gains distributions.


Waiver of Early Withdrawal Charge

     Qualified Retirement Plans. The Early Withdrawal Charge may be waived in connection with repurchases from qualified retirement plans (other than Individual Retirement Accounts ("IRAs")) in the case of (a) death or disability (as defined in section 72(m)(7) of the Code, as amended from time to time) of the participant in the retirement plan, (b) required minimum distributions from the retirement plan due to attainment of age 70-1/2, (c) tax-free return of an excess contribution to the retirement plan, (d) retirement of the participant in the retirement plan, (e) a loan from the retirement plan (repayment of a loan, however, will constitute a new sale for the purposes of assessing Early Withdrawal Charge), (f) "financial hardship" of the participant in the retirement plan, as that term is defined in Treasury Regulation 1.401(k)-1(d)(2), as amended from time to time, (g) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the retirement plan), and (h) the plan participant obtaining age 59-1/2.


     Other Waivers. The Early Withdrawal Charge may be waived in connection with
(a) repurchases made following the death of a shareholder, (b) repurchases effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than any applicable minimum account size and (c) a tax-free return of an excess contribution to any retirement plan.


Distribution Expenses

     In addition to the Early Withdrawal Charge that may apply on repurchases of Class B and Class C shares, each class of shares is authorized under the Distribution Plan applicable to that class of shares (the "Class B Plan" and the "Class C Plan," and collectively, the "Plans") to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans allow for the payment by each class of shares of the Fund of a monthly distribution and service fee to Distributors, as principal underwriter for the Fund. Portions of the fees described below are used to provide payments to Distributors, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are similar to "service fees" as defined in Rule 2830(b)(9) of the Rules of Fair Practice of the NASD.

     Payments under the Plans are used primarily to compensate Distributors for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by Distributors to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by Selling Agents. These services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request, provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executive or other employees of Distributors or Selling Agents, attributable to distribution of sales support activities respectively, overhead and other office expenses of distributors or Selling Agents attributable to distribution of sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. Distributors may pay directly Selling Agents and may provide directly the distribution services described above.

     Distributors currently pays a trail commission to securities dealers with respect to accounts that those dealers continue to service as follows: Class B shares - 0% in the first year, 0.10% in the second year, 0.15% in the third year, and 0.20% in the fourth year and 0.25% annually each year after the fourth year; and Class C - 0.75% shares annually. Trail commissions commence the 13th month after purchase. The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in the amount of 0.25% annually.

     In the case of sales of Class B shares, Distributors will pay each dealer a fee of 3% of the amount of Class B shares purchased as a commission or transaction fee. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 0.75% of the purchase price of Class C shares purchased through the securities dealer as a commission or transaction fee.

     The distribution and service fees attributable to the Class B and Class C shares are designed to permit an investor to purchase shares without the assessment of a front-end sales charge, and, with respect to the Class C shares, with the assessment of an Early Withdrawal Charge in the first year only, and at the same time permit Distributors to compensate securities dealers with respect to those sales.

     Distributors is authorized by each Plan to retain any excess of the fees it receives under the Plan over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to Distributors. Payments made under the Plans are subject to quarterly review by the Directors and the Plans are subject to annual review and approval by the Directors.

     In adopting the Plans, the Directors determined that the adoption of the Plans is in the best interests of the Fund and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, and that the Plans are essential to, and an integral part of, the Fund's program for financing the sale of shares to the public.

     Distributors is a broker/dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the NASD. Distributors' address is 286 Congress Street, Boston, Massachusetts 02210.


Suspension of Sales

     From time to time the Fund may suspend the continuous offering of its shares in response to market conditions in the securities markets or otherwise, and may later resume the continuous offering. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue reinvestments, and the Fund may permit tax sheltered retirement plans that own shares to purchase additional shares of the Fund.

     The Fund may refuse any order for the purchase of shares.

     The Fund is not an appropriate investment for investors who are market-timers. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize these costs, which reduce the ultimate returns achieved by all shareholders, the Fund reserves the right to reject any purchase orders from investors identified as market-timers.

Considerations for Retirement Plan Investors

     Retirement plan investors should be aware of certain features of the Fund that may affect their decision as to whether the Fund is an appropriate investment for the retirement plan. Unlike shares of an open-end mutual fund, Fund shares are not redeemable on each day that the Fund is open for business; and unlike traditional closed end funds, shares of the Fund do not trade on any exchange and thus cannot readily be sold. Although the Fund has adopted a policy of Monthly Repurchase Offers, these Repurchase Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Even during a Repurchase Offer, a shareholder may not be able to have all of the shares it wishes to tender be repurchased by the Fund. Moreover, shares repurchased may be subject to the Early Withdrawal Charge.

     The features described above could result in a retirement plan paying an Early Withdrawal Charge and/or not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets that are invested in the Fund.

     The Fund does not monitor retirement plan requirements for any investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

--------------------------------------------------------------------------------
                             SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     Further information on any of the programs described in the following sections may be obtained from the Fund and eligible securities dealers. For additional information, shareholders should contact the Fund or eligible securities dealers.


Automatic Investment Plan

     Shareholders who open an account who wish to make subsequent monthly investments in the Fund may establish an Automatic Investment Plan as part of the initial Application or subsequently by submitting an Application. Under this plan, on or abut the tenth day of each month the Transfer Agent will debit the shareholder's bank account in the amount specified by the shareholder (which monthly amount may not be less than $50). The proceeds will be invested in shares of the specified class of the Fund at the applicable offering price determined on the date of the debit. Participation in the Automatic Investment Plan may be discontinued on 30 days' written notice to the Transfer Agent, or if a debit is not honored.


Transfer of Shares

     Shareholders may transfer Fund shares to family members and others at any time without incurring an Early Withdrawal Charge being imposed at that time. Shareholders should consult their tax adviser concerning transfers.


Telephone Transactions

     Shareholders are permitted to request exchanges and/or repurchases by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly.

     Upon telephoning a request, shareholders will be asked to provide their account number, and if not available, their social security number. For the shareholder's and Fund's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

     Payment for shares repurchased will be made by federal wire or by mail as specified by the shareholder in the Fund Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to the shareholder's bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, banks may assess charges for the transaction. Payments by mail may only be sent to an account address of record and may only be payable to the registered owner(s).


Additional Shareholder Privileges

     Certain privileges listed in this section may not be offered by the Fund if a shareholder holds shares with the Fund in the "street name" of a financial institution, or if the account is networked through National Securities Clearing Corporation (NSCC).

     Automatic Investment Plan. A shareholder who wishes to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the shareholder's account. The bank at which the account is maintained must be a member of the Automated Clearing House. The frequency with which the investments occur is specified by the shareholder (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the shareholder's bank account in the specified amount (minimum of $50 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit.

     Automatic Dividend Reinvestment. Dividends and distributions will be automatically reinvested at the net asset value per share next determined on the payable date of the dividend or distribution. Pursuant to the Fund's Automatic Dividend Reinvestment ("ADR") Program (the "Program"), all dividends and other distributions, net of any applicable withholding taxes, will be automatically reinvested in additional shares, newly issued by the Fund, unless the shareholder otherwise instructs in writing the Fund's Transfer Agent, as the Program agent (the "Program Agent"). There will be no charge to participants for reinvesting dividends or other distributions. The Fund will pay the Program Agent's fees for the handling of reinvestment of distributions.

     A shareholder whose shares are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his or her shares registered in his or her own name to participate in the Program. Similarly, a shareholder may be unable to transfer his or her account to certain broker-dealers and continue to participate in the Program. Investors who own shares registered in street name should contact the broker or nominee for details concerning participation in the Program.

     The Program Agent will maintain all participant accounts in the Program and furnish written confirmations of all transactions in the accounts, including information needed for personal and tax records. The Program Agent may hold shares in the participants' account in non-certificated form in the name of the Program Agent or the Program Agent's nominee, and each shareholder's proxy will include those shares purchased pursuant to the Program. Participants in the Program may withdraw from the Program on written notice to the Program Agent.

     In the case of a shareholder of record, such as a bank, broker-dealer or nominee, that holds shares for others who are the beneficial owners, the Program Agent will administer the Program on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Program.

     All registered holders of shares (other than brokers and nominees) will be mailed information regarding the Program, including a form with which they may elect to terminate participation in the Program and receive further dividends and other distributions in cash. An election to terminate participation in the Program must be made in writing to the Program Agent and should include the shareholder's name and address as they appear on the account registration. An election to terminate will be deemed to be an election by a shareholder to take all subsequent distributions in cash until the election is changed. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.


     Shareholders who do not participate in the Program will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check or wire transfer. Shareholders who do not wish to have dividends and other distributions reinvested automatically should notify the Program Agent at P.O. Box 8505, Boston, MA 02266-8505. Dividends and other distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Program unless the broker-dealer does not provide that service, or if the nominee or the shareholder elects to receive dividends and other distributions in cash.


     The Fund and the Program Agent reserve the right to terminate the Program as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Program at least 30 days before the record date for the distribution. The Program also may be amended by the Fund or the Program Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Program. Shareholders should direct all correspondence regarding the Program to the Program Agent, at
       .

     The receipt of dividends and other distributions in shares under the Program will not relieve participants of any income tax (including withholding taxes) that may be payable with respect to the distributions. See "Taxes."


How to Obtain Investment Information

     1. Confirmation of Share Transactions and Dividend Payments. Share transactions, other than transactions pursuant to a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, will be confirmed immediately in the form of an account confirmation statement which will be mailed to the account address of record.

     The Fund will confirm all account activity occurring within a calendar quarter, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, shortly after the end of each calendar quarter.

     The Fund also reserves the right to confirm, with respect to certain tax qualified plans and certain group plans, purchases and sales of Fund shares on a quarterly basis.

     A copy of all confirmation statements will be sent to the securities dealer firm listed on the shareholder's account.

     2. Shareholder Inquiries. Shareholders should direct any questions or requests concerning the Fund or your account by writing to North American Funds, P.O. Box 8505, Boston, Massachusetts 02266-8505, or by calling the Fund Customer Service Department at 1-800-872-8037.

--------------------------------------------------------------------------------
                                 DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will declare distributions daily and pay distributions monthly. Substantially all of the Fund's investment income, less Fund expenses, will be declared daily as a distribution to shareholders of record as recorded by the Transfer Agent at the time of declaration. Daily distribution crediting will begin on the day after the Transfer Agent has received funds for the purchase of Fund shares, even if orders to purchase shares had been placed with Authorized Intermediaries. The Fund ordinarily will pay investment income distributions on the last day of each month, whether the shareholder elects to receive cash or to reinvest in additional shares. The Fund will distribute realized net capital gains, if any, at least annually, usually in December, after offset by any capital loss carryovers.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------
     The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code"). Accordingly, the Fund will not be liable for federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. (For a detailed discussion of tax issues pertaining to the Fund, see "Taxes" in the Statement of Additional Information.)

     Distributions paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of the shareholders to the extent of the Fund's earnings and profits. (Any such distributions in excess of the Fund's earnings and profits first will reduce a shareholder's basis in his or her shares and, after that basis is reduced to zero, will constitute capital gains to the shareholder, assuming the shares are held as a capital asset.) Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions will be taxed as described above, whether received by the shareholders in cash or in additional shares. It is not expected that any portion of distributions will be eligible for the corporate dividends-received deduction.

     Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.


     A holder of Fund shares who, pursuant to a Repurchase Offer, tenders all of his or her Fund shares (and is not considered to own any other Fund shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with a Repurchase Offer. For example, if a shareholder tenders fewer than all shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered shares. Moreover, when a shareholder tenders fewer than all shares owned pursuant to a Repurchase Offer, there is a remote possibility that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. Shareholders may wish to consult their tax advisors.

     The Fund has obtained an opinion of counsel (the "Opinion") (which opinion is not binding on the Internal Revenue Service) concluding that shareholders will not recognize gain or loss upon the conversion of Class B or Class C shares into Class A shares. The Opinion also concludes that a shareholder's basis in Class A shares received will equal his basis in the shares surrendered, and that the shareholder's holding period for the shares received will include his holding period for the shares surrendered.


     The Fund must withhold 31% from distributions and repurchase payments, if any, payable to any individuals and certain other noncorporate shareholders who have not furnished to the fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9, or who are otherwise subject to such "backup withholding." When establishing an account, an investor must certify under penalties of perjury that the investor's TIN (generally, his or her social security number) is correct and that the investor is not otherwise subject to backup withholding.

     Nonresident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% (or lower treaty rate) on distributions from ordinary income and from the excess of net short-term capital gain over net long-term capital loss. Distributions to such shareholders from the excess of net long-term capital gain over net short-term capital loss and any amount treated as gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that the shareholder has certified nonresident alien status. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for specified periods of time during a taxable year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders, and is not intended as tax advice or to address a shareholder's particular circumstances. This discussion does not address non-federal tax consequences, or the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. For further information, reference should be made to the pertinent sections of the Code and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action, either prospectively or retroactively. Investors are urged to consult their tax advisors regarding specific questions as to federal, state, local, or foreign taxes. The Fund does not provide any guarantee regarding the tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund is a corporation organized under Maryland law. The Fund was incorporated on March 6, 1998. The Fund's Board of Directors is responsible for the overall management and supervision of its affairs.

     The Fund is authorized to issue 1 billion shares of common stock $0.01 par value per share. These shares are currently divided into three classes of shares, designated as Class A, Class B and Class C Shares. All shares of common stock have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights (other than the automatic conversion rights of Class B and Class C Shares to convert to Class A shares under the Multiple Pricing System.) The per-share net asset value of each class of shares is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

     All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law, or where the matter involved affects only one class (for example matters pertaining to the plan of distribution relating to Class B Shares will only be voted on by Class B Shares). In accor-dance with the Fund's Articles of Incorporation, the Board of Directors may classify and reclassify unissued shares and may authorize the creation of additional classes of shares with such preferences, privileges, limitations and voting and dividend rights as the board may determine.

     Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the Investment Company Act.

     The following table sets forth information for each class of the Fund's authorized securities, as of the date of this Prospectus:

=================================================================================
       (1)                  (2)                     (3)                  (4)
                                                                        Amount
                                                                     Outstanding
                                               Amount Held by        Exclusive of
                                           Registrant or for its     Amount Shown
 Title of Class      Amount Authorized            Account             Under (3)
---------------------------------------------------------------------------------
Class A            400,000,000 shares              None                 None
---------------------------------------------------------------------------------
Class B            300,000,000 shares              None           10,000 Shares*
---------------------------------------------------------------------------------
Class C            300,000,000 shares              None                 None
=================================================================================
------------------
*held by CAM

The Fund's Articles of Incorporation generally may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"). The Fund will continue indefinitely.


Anti-Takeover Provisions

     The Fund has certain anti-takeover provisions in its Articles of Incorporation that are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions, or to modify the Fund's structure.

     The affirmative vote or consent of the holders of two-thirds of the Fund's capital stock outstanding and entitled to vote on the matter (a greater vote than that required by the 1940 Act), is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. However, if two-thirds of the Board of Directors recommends conversion, the approval by vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be sufficient. This provision of the Fund's Articles of Incorporation may not be amended without the affirmative vote or consent of two-thirds of the Fund's outstanding shares of capital stock.

     The affirmative vote or consent of the holders of at least three-fourths of the Fund's shares of capital stock outstanding and entitled to vote on the matter is required to approve any of the following Fund transactions (the "Transactions"):

   (a) merger, consolidation, or statutory share exchange with or into any person;

   (b) issuance of any Fund securities to any person for cash, securities, or other property having a fair market value of $1,000,000 or more, except for issuance or transfers of debt securities, sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan, issuance of securities on the exercise of any stock subscription rights distributed by the Fund, and portfolio transactions effected in the ordinary course of business;

   (c) sale, lease, exchange, mortgage, pledge, transfer, or other disposition by the Fund of any assets having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions conducted in the ordinary course of business;

   (d) voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

   (e) unless federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Maryland or federal law.

     In addition, in the case of a Transaction listed in (a), (b) or (c) above, the affirmative vote or consent of the holders of at least two-thirds of the Fund's shares of capital stock outstanding and entitled to vote on the matter, excluding votes entitled to be cast by the person (or an affiliate of the person) who is a party to the Transaction with the Fund, is required.

     However, the shareholder votes mentioned above will not be required with respect to any Transaction (other than those set forth in (e) above) approved by a vote of three-fourths of the Directors who do not have an interest in the Transaction, including a majority of the Continuing Directors (as defined in the Articles of Incorporation) who do not have an interest in the Transaction and who are not "interested Directors," as that term is defined in the 1940 Act. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the shares of capital stock of the Fund outstanding and entitled to vote on the matter is required.

     The provisions of the Fund's Articles of Incorporation described in this section relating to approval of Transactions may not be amended without the affirmative vote or consent of three-fourths of the Fund's outstanding shares of capital stock. For the full text of these provisions, see the Articles of Incorporation on file with the Securities and Exchange Commission.

     The provisions described in this section will make it more difficult to convert the Fund to an open-end investment company and to consummate the Transactions without the approval of the Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices (in the event that a secondary market for the Fund shares develops) by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Directors has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid to shareholders.

--------------------------------------------------------------------------------
                            REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund will send semi-annual and annual reports to its shareholders. These reports will include financial statements audited by the Fund's independent certified public accountants. The Fund will provide shareholders with information necessary to prepare federal and state tax returns shortly after the end of each calendar year.

     The Fund will describe the Repurchase Policy in its annual report to shareholders. The annual report also will disclose the number of Repurchase Offers conducted each year, the amount of each Repurchase Offer, the amount tendered each month, and the extent to which the Fund repurchased shares in an Oversubscribed Repurchase Offer.

--------------------------------------------------------------------------------
                      APPENDIX A--DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------
Moody's Long-Term Debt Ratings

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together, with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its long-term debt ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

--------------------------------------------------------------------------------
                             TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


The Fund .....................................................     1
Investment Restrictions and Fundamental Policies .............     1
Repurchase Offer Fundamental Policy ..........................     2
Management ...................................................     2
Advisory, Administration and Distribution Services ...........     5
Portfolio Transactions .......................................     7
Custodian ....................................................     8
Transfer Agent ...............................................     8
Liquidity Requirements .......................................     8
Taxes ........................................................     9
Performance Information ......................................    10
Indemnification ..............................................    10
Auditors and Financial Statements ............................    11
Statement of Assets and Liabilities--August 5, 1998 ..........    11
Notes to Financial Statements ................................    11
Independent Auditors Report ..................................    11
Other Information ............................................    11

North American Senior Floating Rate Fund

PROSPECTUS
August 6, 1998


INVESTMENT ADVISER
CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, Massachusetts 02110


INVESTMENT SUBADVISER
CypressTree Investment Management Company, Inc.
125 High Street
Boston, Massachusetts 02110


ADMINISTRATOR
CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, Massachusetts 02110


DISTRIBUTOR
CypressTree Funds Distributors, Inc.
286 Congress Street
Boston, Massachusetts 02210